UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

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Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report

(Date of earliest event reported): July 12, 2012

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HOME LOAN SERVICING SOLUTIONS, LTD.

(Exact name of registrant as specified in its charter)

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Cayman Islands (State or other jurisdiction of incorporation)	001-35431 (Commission File Number)	98-0683664 (I.R.S. Employer Identification No.)

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Home Loan Servicing Solutions, Ltd.

c/o Walkers Corporate Services Limited

Walker House, 87 Mary Street

George Town, Grand Cayman

KY1-9005

Cayman Islands

(Address of principal executive office)

Registrant’s telephone number, including area code: (345) 945-3727

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The news release of the Registrant, dated July 12, 2012, announcing its results for the second quarter 2012 is attached hereto as Exhibit 99.1. The information in Exhibit 99.1 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(a) – (c) Not applicable.

(d) Exhibits:

99.1 Text of a press release by the Registrant dated July 12, 2012.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HOME LOAN SERVICING SOLUTIONS, LTD.
(Registrant)

By:	/s/ James E. Lauter
James E. Lauter
Senior Vice President & Chief Financial Officer
(On behalf of the Registrant and as its principal financial officer)

Date: July 12, 2012